UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    October 13, 2017

Legacy Reserves LP
(Exact name of registrant as specified in its charter)

Delaware	1-33249	16-1751069
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

303 W. Wall, Suite 1800 Midland, Texas (Address of principal executive offices)	79701 (Zip Code)

Registrant’s telephone number, including area code:   (432) 689-5200

NOT APPLICABLE
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company         ❑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                      ❑

Item 8.01.  Other Events.
 On August 1, 2017, a subsidiary of Legacy Reserves LP (“Legacy”), along with Jupiter JV LP (“Investor”), entered into the First Amended and Restated Development Agreement (the “Restated Agreement”), which amends and restates the Development Agreement, dated July 2, 2015, between Legacy and Investor pursuant to which Legacy and Investor agreed to participate in the funding, exploration, development and operation of certain of Legacy’s undeveloped oil and gas properties in the Permian Basin. In connection with the Restated Agreement, Legacy made a payment of $141 million to, among other things, cause the reversion of Investor's working interest from 80% to 15% of the parties' combined interests in all wells and associated personal property and infrastructure (collectively, the “Wells”) contained in the first tranche meaning that Legacy’s working interest correspondingly increased from 20% to 85% of the parties' combined interests in the Wells, and all undeveloped assets subject to the terms of the Restated Agreement reverted back to Legacy (together, the “Jupiter Acceleration Payment Interests”).

The statements of revenues and direct operating expenses, including notes thereto, for the Jupiter Acceleration Payment Interests for the year ended December 31, 2016 and for the six months ended June 30, 2017 and 2016, and the independent auditor's report related to the year ended December 31, 2016, are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

The unaudited pro forma balance sheet of Legacy Reserves LP at June 30, 2017, which gives effect to the Jupiter Acceleration Payment Interests, and the unaudited pro forma statements of operations of Legacy Reserves LP for the year ended December 31, 2016 and for the six months ended June 30, 2017 and 2016, which give effect to the Jupiter Acceleration Payment Interests, are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Description
23.1	Consent of Independent Auditor.
99.1
Statements of revenues and direct operating expenses, including the notes thereto, for the Jupiter Acceleration Payment Interests for the year ended December 31, 2016 and for the six months ended June 30, 2017 and 2016.

99.2
Unaudited pro forma balance sheet at June 30, 2017, which gives effect to the Jupiter Acceleration Payment Interests, and the unaudited pro forma statements of operations for the year ended December 31, 2016 and for the six months ended June 30, 2017, which give effect to the Jupiter Acceleration Payment Interests.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LEGACY RESERVES LP

	By:	Legacy Reserves GP, LLC,
its general partner

Dated: October 13, 2017	By:	/s/ James Daniel Westcott
James Daniel Westcott
Executive Vice President and Chief Financial Officer